CUBED, INC.

____________________________

SECURITIES PURCHASE AGREEMENT

Unsecured Promissory Note and Common Stock

__________________________

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is entered into on October 9, 2014 (the “Effective Date”) by and between Cubed, Inc., a Nevada corporation (the “Company”), and _______________________ (the “Purchaser”).  The Company and the Purchaser shall each be referred to as a “Party” and collectively as the “Parties.”

AGREEMENT

1.

PURCHASE OF SECURITIES:  On the Closing Date (as hereinafter defined), subject to the terms and conditions set forth in this Agreement, the Purchaser hereby agrees to purchase, and the Company hereby agrees to sell, (a) an unsecured promissory note in the original principal amount of Fifty Thousand Dollars ($50,000), in the form attached hereto as Exhibit A (the “Note”), and (b) three hundred thousand (300,000) shares of common stock of the Company (the “Shares” and, together with the Note, the “Securities”), at a purchase price of Fifty Thousand Dollars ($50,000) (the “Purchase Price”).

2.

CLOSING AND DELIVERY:  Upon the terms and subject to the conditions set forth herein, the consummation of the purchase and sale of the Securities (the “Closing”) shall take place on the Effective Date (the “Closing Date”).

The Closing shall take place at the offices of counsel for the Company set forth in Section 6 hereof, or by the exchange of documents and instruments by mail, email, courier, facsimile and wire transfer to the extent mutually acceptable to the Parties hereto.  At the Closing, the Purchaser shall deliver the Purchase Price on behalf of the Company to the parties and in the amounts as set forth in Exhibit B, and the Company shall deliver Note.  Within five (5) business days of the Closing, the Company shall deliver to the Purchaser a certificate representing the Shares.

3.

REPRESENTATIONS, WARRANTIES AND AGREEMENTS BY PURCHASER:  The Purchaser hereby represents, warrants and agrees as follows:

a)

Purchase for Own Account.  Purchaser represents that it is acquiring the Securities solely for its own account and beneficial interest for investment and not for sale or with a view to distribution of the Securities or any part thereof, has no present intention of selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the same, and does not presently have reason to anticipate a change in such intention.

b)

Ability to Bear Economic Risk.  Purchaser acknowledges that an investment in the Securities involves a high degree of risk, and represents that it is able, without materially impairing its financial condition, to hold the Securities for an indefinite period of time and to suffer a complete loss of its investment.

c)

Access to Information.  The Purchaser acknowledges that the Purchaser has been furnished with such financial and other information concerning the Company, the directors and officers of the Company, and the business and proposed business of the Company as the Purchaser considers necessary in connection with the Purchaser’s investment in the Securities, including but not limited to the Company’s filings with the Securities and Exchange Commission and the disclosure provided in Exhibit C.  As a result, the Purchaser is thoroughly familiar with the proposed business, operations, properties and financial condition of the Company and has discussed with officers of the Company any questions the Purchaser may have had with respect thereto.  The Purchaser understands:

(i)

The risks involved in this investment, including the speculative nature of the investment;

(ii)

The financial hazards involved in this investment, including the risk of losing the Purchaser’s entire investment;

(iii)

The lack of liquidity and restrictions on transfers of the Securities; and

(iv)

The tax consequences of this investment.

The Purchaser has consulted with the Purchaser’s own legal, accounting, tax, investment and other advisers with respect to the tax treatment of an investment by the Purchaser in the Securities and the merits and risks of an investment in the Securities.

d)

Securities Part of Private Placement.  The Purchaser has been advised that the Securities have not been registered under the Securities Act of 1933, as amended (the “Act”), or qualified under the securities law of any state, on the ground, among others, that no distribution or public offering of the Securities is to be effected and the Securities will be issued by the Company in connection with a transaction that does not involve any public offering within the meaning of section 4(a)(2) of the Act and/or Regulation D as promulgated by the Securities and Exchange Commission under the Act, and under any applicable state blue sky authority.  The Purchaser understands that the Company is relying in part on the Purchaser’s representations as set forth herein for purposes of claiming such exemptions and that the basis for such exemptions may not be present if, notwithstanding the Purchaser’s representations, the Purchaser has in mind merely acquiring the Securities for resale on the occurrence or nonoccurrence of some predetermined event.  The Purchaser has no such intention.

e)

Purchaser Not Affiliated with Company.  The Purchaser, either alone or with the Purchaser’s professional advisers, are unaffiliated with, have no equity interest in, and are not compensated by, the Company, or any affiliate or selling agent of the Company, directly or indirectly.

f)

Further Limitations on Disposition.  Purchaser further acknowledges that the Securities are restricted securities under Rule 144 of the Act, and, therefore, if the Company, in its sole discretion, chooses to issue any certificates reflecting the ownership interest in the Securities, those certificates will contain a restrictive legend substantially similar to the following:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”).  THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

Without in any way limiting the representations set forth above, Purchaser further agrees not to make any disposition of all or any portion of the Securities unless and until:

(i)

There is then in effect a Registration Statement under the Act covering such proposed disposition and such disposition is made in accordance with such Registration Statement; or

(ii)

Purchaser shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and if reasonably requested by the Company, Purchaser shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration under the Act or any applicable state securities laws.

Notwithstanding the provisions of subparagraphs (i) and (ii) above, no such registration statement or opinion of counsel shall be necessary for a transfer by such Purchaser to a partner (or retired partner) of Purchaser, or transfers by gift, will or intestate succession to any spouse or lineal descendants or ancestors, if all transferees agree in writing to be subject to the terms hereof to the same extent as if they were Purchaser hereunder as long as the consent of the Company is obtained.

g)

Accredited Investor Status.  Purchaser is an “accredited investor” as such term is defined in Rule 501 under the Act.

h)

Purchaser Qualifications.  Purchaser was either:

(i)

not formed for the purpose of investing in the Securities, has or will have other substantial business or investments, and is (please check one):

_____

an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, provided that the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, and the plan fiduciary is a bank, savings and loan association, insurance company or registered investment adviser; or

_____

an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 that has total assets in excess of $5,000,000; or

_____

each of its shareholders, partners, or beneficiaries is an Accredited Investor; or

_____

the plan is a self-directed employee benefit plan and the investment decision is made solely by a person that is an Accredited Investor; or

_____

a corporation, a partnership, or a Massachusetts or similar business trust with total assets in excess of $5,000,000.

(ii)

formed for the specific purpose of investing in the Securities, and is an Accredited Investor because each of its shareholders or beneficiaries is an Accredited Investor.

i)

Purchaser Authorization.  The Purchaser is empowered and duly authorized to enter into this Agreement under any governing document, partnership agreement, trust instrument, pension plan, charter, certificate of incorporation, bylaw provision or the like; this Agreement constitutes a valid and binding agreement of the Purchaser enforceable against the Purchaser in accordance with its terms; and the person signing this Agreement on behalf of the Purchaser is empowered and duly authorized to do so by the governing document or trust instrument, pension plan, charter, certificate of incorporation, bylaw provision, board of directors or stockholder resolution, or the like.

j)

No Backup Withholding.  The taxpayer identification number shown on the signature page of this Agreement is correct, and the Purchaser is not subject to backup withholding because (i) the Purchaser has not been notified that it is subject to backup withholding as a result of a failure to report all interest and dividends or (ii) the Internal Revenue Service has notified the Purchaser that it is no longer subject to backup withholding.

4.

REPRESENTATIONS, WARRANTIES AND AGREEMENTS BY COMPANY:  The Company hereby represents, warrants and agrees as follows:

a)

Authority of Company.  The Company has all requisite authority to execute and deliver this Agreement and to carry out and perform its obligations under the terms of this Agreement.

b)

Authorization.  All actions on the part of the Company necessary for the authorization, execution, delivery and performance of this Agreement by the Company and the performance of the Company’s obligations hereunder has been taken or will be taken prior to the issuance of the Securities.  This Agreement, when executed and delivered by the Company, shall constitute valid and binding obligations of the Company enforceable in accordance with their terms, subject to laws of general application relating to bankruptcy, insolvency, the relief of debtors and, with respect to rights to indemnity, subject to federal and state securities laws.  The issuance of the Securities will be validly issued, fully paid and nonassessable, will not violate any preemptive rights, rights of first refusal, or any other rights granted by the Company, and will be issued in compliance with all applicable federal and state securities laws, and will be free of any liens or encumbrances, other than any liens or encumbrances created by or imposed upon the Purchaser through no action of the Company; provided, however, that the Securities may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein or as otherwise required by such laws at the time the transfer is proposed.

c)

Governmental Consents.  All consents, approvals, orders, or authorizations of, or registrations, qualifications, designations, declarations, or filings with, any governmental authority required on the part of the Company in connection with the valid execution and delivery of this Agreement, the offer, sale or issuance of the Securities, or the consummation of any other transaction contemplated hereby shall have been obtained, except for notices required or permitted to be filed with certain state and federal securities commissions, which notices will be filed on a timely basis.

d)

Use of Proceeds.  The net proceeds from the sale of the Securities will be used for general working capital purposes as set forth on Exhibit B.

e)

Right of First Refusal.  The Company hereby agrees that, for as long as the Note is outstanding, the Purchaser shall have a right of first refusal to match the terms of any debt or equity financing by the Company.

f)

Exclusivity.  The Company hereby agrees that, for a period of seven (7) days following the Closing Date, the Company will not pursue an equity or debt financing transaction with any party other than Purchaser.

5.

INDEMNIFICATION:  The Purchaser hereby agrees to indemnify and defend the Company and its officers and directors and holds them harmless from and against any and all liability, damage, cost or expense incurred on account of or arising out of:

(a)

Any breach of or inaccuracy in the Purchaser’s representations, warranties or agreements herein;

(b)

Any disposition of any Securities contrary to any of the Purchaser’s representations, warranties or agreements herein; and

(c)

Any action, suit or proceeding based on (i) a claim that any of said representations, warranties or agreements was inaccurate or misleading or otherwise cause for obtaining damages or redress from the Company or any director or officer of the Company under the Act, or (ii) any disposition of any Securities.

6.

MISCELLANEOUS:

a)

Binding Agreement.  The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the Parties.  Nothing in this Agreement, expressed or implied, is intended to confer upon any third party any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

b)

Governing Law; Venue.  This Agreement shall be governed by and construed under the laws of the State of Nevada as applied to agreements among Nevada residents, made and to be performed entirely within the State of Nevada.  The Parties agree that any action brought to enforce the terms of this Agreement will be brought in the appropriate federal or state court having jurisdiction over Clark County, Nevada, United States of America.

c)

Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

d)

Titles and Subtitles.  The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

e)

Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the Party to be notified, (b) when sent by confirmed email or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, or (c) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt.  All communications shall be sent as follows:

If to the Company:

Cubed, Inc.

830 South 4th Street

Las Vegas, NV  89101

Attn: Joseph White, President

Email: jw@getcubed.com

with a copy to:

Clyde Snow & Sessions, P.C.

201 S. Main Street, 13th Floor

Salt Lake City, UT  84111

Attn:  Brian A. Lebrecht

Facsimile (801) 521-6280

If to Purchaser:

Attn:

Facsimile (___)

with a copy to:

Facsimile

or at such other address as the Company or Purchaser may designate by ten (10) days advance written notice to the other Party hereto.

f)

Modification; Waiver.  No modification or waiver of any provision of this Agreement or consent to departure therefrom shall be effective unless in writing and approved by the Company and the Purchaser.

g)

Entire Agreement; Successors.  This Agreement and the Exhibits hereto constitute the full and entire understanding and agreement between the Parties with regard to the subjects hereof, and replaces all understandings and agreements, written or oral, between the Parties and no Party shall be liable or bound to the other Party in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein.  The representations, warranties and agreements contained in this Agreement shall be binding on the Purchaser’s successors, assigns, heirs and legal representatives and shall inure to the benefit of the respective successors and assigns of the Company and its directors and officers.

h)

Expenses.  Each Party shall pay their own expenses in connection with this Agreement.  In addition, should either Party commence any action, suit or proceeding to enforce this Agreement or any term or provision hereof, then in addition to any other damages or awards that may be granted to the prevailing Party, the prevailing Party shall be entitled to have and recover from the other Party such prevailing Party’s reasonable attorneys’ fees and costs incurred in connection therewith.

i)

Currency.  All currency is expressed in U.S. dollars.

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IN WITNESS WHEREOF, the Parties have executed this Securities Purchase Agreement as of the date first written above.

“Company”	“Purchaser”

Cubed, Inc.,	__________________,
a Nevada corporation	__________________

/s/ Joseph White	______________________________
By: Joseph White	By: ___________________________
Its: President	Its: ___________________________
FEIN: ________________________

Exhibit A

Note

Exhibit A

Exhibit B

Use of Proceeds and Distribution of Purchase Price

[omitted as confidential]

Exhibit B

Exhibit C

[omitted as confidential]

Exhibit C-1